UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer
Identification Number)

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028
(Address of Registrant’s principal executive office)

(602) 652-9600
(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release, dated December 17, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     EaglePicher Holdings, Inc. issued a press release on December 17, 2003 announcing posting of preliminary unaudited fourth quarter and full year fiscal year 2003 financial results and 2004 outlook guidance on its web site at http://www.eaglepicher.com/EaglePicherInternet/About_EaglePicher/InvestorRelations.htm. A copy of this press release is attached as Exhibit 99.1 to this report.

     The information being furnished under Item 12 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER HOLDINGS, INC

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER INCORPORATED

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

DAISY PARTS, INC

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER DEVELOPMENT CO., INC

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER FAR EAST, INC

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER FILTRATION & MINERALS, INC

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EAGLEPICHER TECHNOLOGIES, LLC

By:	Bradley J. Waters

Name: Title:	Bradley J. Waters Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

HILLSDALE TOOL & MANUFACTURING CO

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2003

EPMR CORPORATION

By:	Thomas R. Pilholski

Name: Title:	Thomas R. Pilholski Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 17, 2003